UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described below in Item 5.07, on May 14, 2010, at the 2010 Annual Meeting of Stockholders of Bruker Corporation (the “Company”), the Company’s stockholders approved the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”), which previously had been approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval.  The 2010 Plan is a stock-based compensation plan that provides for grants of stock options and restricted stock (collectively, “Awards”) to the Company’s employees, directors, advisors and consultants. The 2010 Plan is intended to support the Company's efforts to attract, retain and develop exceptional talent and to enable the Company to provide incentives directly linked to the Company's short-term and long-term objectives and to increases in stockholder value.

The Board has delegated administration of the 2010 Plan to the Compensation Committee (the “Committee”). The Committee has full authority to select the individuals who will receive Awards, to determine the form and amount of each of the Awards to be granted, and to establish the terms and conditions of Awards.

The number of shares of the Company’s common stock that may be issued under the 2010 Plan is 8,000,000, subject to proportionate adjustment in the event of any reorganization, merger, consolidation, recapitalization, stock split-up, combination of shares, or stock dividend.

Unless sooner terminated by the Board, the 2010 Plan will terminate on March 9, 2020, ten years from the date on which the 2010 Plan was adopted. The Board may from time to time, amend, suspend, or terminate the 2010 Plan, subject, in certain circumstances, to stockholder approval.

A more detailed summary of the material terms of the 2010 Plan appears on pages 36-41 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2010. That summary is incorporated by reference herein. That summary and the description of the 2010 Plan above are qualified in their entirety by reference to the full text of the 2010 Plan, included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07               Submission of Matters to a Vote of Security Holders

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, “Submission of Matters to a Vote of Security Holders.”

Bruker Corporation held its 2010 Annual Meeting of Stockholders on May 14, 2010, at which stockholders considered and approved items (1) , (2) and (3) below by the votes indicated. For a more complete description of each of the proposals, please see the Company’s proxy statement dated April 14, 2010.

(1)     The election of four Class I directors to serve until the Company’s 2013 Annual Meeting of Stockholders:

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Wolf-Dieter Emmerich	140,412,066	3,450,159	3,985,376
Brenda J. Furlong	140,447,075	3,415,150	3,985,376
Frank H. Laukien	107,595,187	36,267,038	3,985,376
Richard A. Packer	140,447,222	3,415,003	3,985,376

(2)     Approval of the Bruker Corporation 2010 Incentive Compensation Plan:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
139,005,699	3,991,557	864,969	3,985,376

(3)     The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
140,595,725	7,211,331	40,545

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits:

Exhibit		Incorporated by Reference
No.	Exhibit Description	Form	File No.	Exhibit(s)	Filing Date

10.1	Bruker Corporation 2010 Incentive Compensation Plan	DEF 14A	000-30833	Appendix A	April 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: May 18, 2010	By:	/s/ Brian P. Monahan
Brian P. Monahan
Chief Financial Officer